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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 12, 2000 in Amendment No. 9 to the Registration Statement (Form S-1 No. 333-84089) and related Prospectus of Vascular Solutions, Inc. for the registration of 3,450,000 shares of common stock.

                                        /s/ Ernst & Young LLP

Minneapolis, Minnesota

July 17, 2000